UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481

Franklin Municipal Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
May 31, 2016

Franklin Municipal Securities Trust

Franklin California High Yield Municipal Fund
Franklin Tennessee Municipal Bond Fund

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Contents

Annual Report
Municipal Bond Market Overview	3
Franklin California High Yield Municipal Fund	5
Franklin Tennessee Municipal Bond Fund	13
Financial Highlights and Statements of Investments	19
Financial Statements	41
Notes to Financial Statements	44
Report of Independent Registered
Public Accounting Firm	53
Tax Information	54
Board Members and Officers	55
Shareholder Information	60

Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury and U.S. stock markets during the 12-month period ended May 31, 2016. Investment-grade municipal bonds, as measured by the Barclays Municipal Bond Index, generated a +5.87% total return for the period, while U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, posted a +3.01% total return.1 U.S. equities, as represented by the Standard & Poor’s® 500 Index, underperformed with a +1.72% total return for the reporting period.1 The underperformance of U.S. equities was partly fueled by concerns about global economic growth, particularly a continuing slowdown in China and sluggish economic activity in Europe and Japan. Sustained price declines in the commodities markets also put downward pressure on U.S. equities. These factors led to a perceived flight to quality, which seemed to benefit municipal bondholders. In addition, in our opinion, municipal bonds continued to offer significant value relative to Treasuries because of their tax-exempt yields and relatively low risk.

The Federal Reserve (Fed) raised its target interest-rate range to 0.25%–0.50% in December, citing labor market improvement and continued U.S. economic growth. This action ended a seven-year period of near-zero short-term interest rates. At the time, the Fed indicated the move would be followed by a “gradual” tightening of monetary policy. Benchmark 10-year and 30-year tax-exempt interest rates ended the period lower than where they began.

Municipal bond funds finished the period with nine consecutive months of inflows, reflecting solid demand for tax-exempt debt. Bonds with longer maturities generally performed better than bonds with shorter maturities. In addition, investment-grade municipal bonds fared better than high yield municipal bonds. High yield tax-exempt bonds, as measured by the Barclays High Yield Municipal Bond Index, generated a +4.70% total return for the period.1 Approximately $341 billion in bonds were issued over the past 12 months; this was offset, however, by the nearly $339 billion in bonds that either matured or were called out of the market, making net supply flat for the period.2

Several developments affected Puerto Rico bonds over the reporting period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which created additional strain on a commonwealth already facing economic stagnation and fiscal imbalances. These challenges also led to liquidity issues including reduced access to the financial markets. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act (the Act), signed into law on June 28, 2014, was unconstitutional. Following the ruling, which was affirmed by the U.S. Court of Appeals on July 6, 2015, independent credit rating agencies Moody’s Investors Service and Standard & Poor’s repeatedly downgraded Puerto Rico’s general obligation debt, as well as the ratings of certain related Puerto Rico issuers. On August 21, 2015, Puerto Rico petitioned the U.S. Supreme Court to review the ruling invalidating the Act. In early December, the U.S. Supreme Court granted Puerto Rico’s request, began hearing oral arguments on March 22, 2016, and shortly after period-end, upheld the lower court’s ruling that the Act was unconstitutional.

Near the end of June 2015, in conjunction with announcing that Puerto Rico’s debt was “not payable,” Governor Alejandro Garcia Padilla publicly called for a restructuring of Puerto Rico debt obligations, while certain other Puerto Rico issuers continued to negotiate with creditors for a financial restructuring. During the reporting period, Puerto Rico’s financial issues led to partial defaults by Puerto Rico’s Public Finance Corporation on its debt service payments beginning on August 3, 2015. In September, Governor Garcia Padilla’s working group issued a preliminary report regarding the island’s financial situation and potential restructuring recommendations. In recent months, the government has released two different restructuring proposals to creditors. Both plans seek to reduce the amount of debt outstanding and lessen annual debt service payments. The government proposed doing this through an exchange into two bonds, at levels below current principal values.

Franklin Templeton has been a member of a creditors’ committee (Ad Hoc Group) made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated, market-based, long-term solution to PREPA’s liquidity and structural issues. On December 23, 2015, a Restructuring Support Agreement was signed. The agreement, which has attained legislative approval, provides for the Ad Hoc Group to exchange its bonds at 85 cents on the

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: Goldman Sachs Securities Division, Bloomberg.

See www.franklintempletondatasources.com for additional data provider information.

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dollar into a new “securitization” bond. There are still many details that need to be resolved, and the formulation of the exchange offer and necessary legislation may take several months. However, we are satisfied that implementation of this agreement would allow PREPA to provide reliable and lower cost service, fund its capital needs for the medium term, ensure environmental compliance, diversify generation resources to include more natural gas and provide jobs. One of the conditions to the agreement was for the Puerto Rico legislature to pass legislation to establish the necessary securitization framework for the new PREPA debt, and this was completed on February 16, 2016. On May 19, 2016, certain bondholders purchased half of $115 million principal of bonds pursuant to the Bond Purchase Agreement. The second half is expected to close in June 2016 after certain conditions are met.

On October 21, 2015, the Obama Administration presented a plan with its proposals to help address the Puerto Rico situation to the U.S. Congress. The plan’s proposals included: granting Puerto Rico a “super-Chapter 9” framework by which ALL of Puerto Rico’s debts could be reorganized, a Congressionally-created independent fiscal oversight board for the island, equal treatment for Puerto Rico on the disbursement of Medicaid benefits and participation in the Earned Income Tax Credit program. The House Committee on Natural Resources introduced a second bill, named the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) on May 19, 2016, that would provide an oversight board as well as restructuring process. During April, Governor Padilla also enacted a debt moratorium on most debt issued by Puerto Rico and its agencies.

The legislation further stays all related litigation until January 2017. As a result of the moratorium, the Government Development Bank defaulted on a significant debt service payment in early May 2016. However, on May 16, 2016, the Puerto Rico Senate approved legislation exempting certain securitizations, including the proposed PREPA securitization bond. Puerto Rico and several of its agencies have large debt service payments due in July and August 2016. It remains unclear if the Governor will declare any additional moratoriums in the near future and which bond might experience defaults.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin California High Yield Municipal Fund

We are pleased to bring you Franklin California High Yield Municipal Fund’s annual report for the fiscal year ended May 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities in any rating category, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with its principal goal.

Credit Quality Breakdown*

5/31/16

% of Total
Ratings	Investments
AAA	1.60%
AA	26.42%
A	19.76%
BBB	12.11%
Below Investment Grade	15.89%
Refunded	5.53%
Not Rated	18.69%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, rose from $10.65 on May 31, 2015, to $11.10 on May 31, 2016. The Fund’s Class A shares paid dividends totaling 42.15 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.47% based on an annualization of May’s 3.35 cent per share monthly dividend and the maximum offering price of $11.59 on May 31, 2016. An investor in the 2016 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.06% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*
6/1/15–5/31/16
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
June	3.60	3.12	3.69
July	3.60	3.12	3.69
August	3.55	3.07	3.64
September	3.55	3.08	3.63
October	3.55	3.08	3.63
November	3.55	3.08	3.63
December	3.50	3.00	3.58
January	3.50	3.00	3.58
February	3.50	3.00	3.58
March	3.45	2.94	3.54
April	3.45	2.94	3.54
May	3.35	2.84	3.44
Total	42.15	36.27	43.17

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 22.

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Annual Report

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

State Update

California’s large and diverse economy continued to expand during the past 12 months under review. Higher education institutions, a wide range of businesses in innovative sectors and declining—but still relatively high—debt ratios supported the state’s expansion. Unemployment declined throughout the period from 6.4% in May 2015 to 5.2% at period-end, although it was still above the 4.7% national rate.3 The state gained jobs in most sectors with the largest increases including education and health services; professional and business services; trade, transportation and utilities; and leisure and hospitality sectors. In contrast, relatively fewer jobs were lost in the mining and logging and manufacturing sectors. Sales of California homes declined during the period as housing prices generally increased.

During fiscal year 2016, California paid down budgetary debts and continued to align recurring revenues and expenses. The state’s budgetary reserve levels also improved due to a redirection of capital gains-related and tax revenues continued to outperform the state’s forecast. California’s proposed 2017 budget includes significant improvements for the state, including funding for K-12 and higher education, the expansion of Medi-Cal benefits, improvements to transportation-related infrastructure, additional legislation to mitigate climate change, support of the state’s Emergency Drought Response—which went into effect in January 2014—and additional measures realigning the state’s inmate rehabilitation and reentry programs. In April 2016, the governor also enacted new legislation that could eventually lead to a minimum wage of $15.00 per hour, up from $10.00 per hour, by 2022.

California’s net tax-supported debt was $2,323 per capita and 4.7% of personal income, compared with the $1,025 and 2.5% national medians.4 In May 2016, S&P upgraded its rating on the state’s general obligations bonds from AA- to AA+ and indicated the upgrade reflected a recent verification of the state’s ability to fully pay all interest and principal due on bonds in an escrow fund controlled by the state.5

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach

Portfolio Breakdown
5/31/16
% of Total
Investments*
Tax-Supported	24.9%
General Obligation	16.0%
Transportation	14.1%
Hospital & Health Care	10.7%
Utilities	9.3%
Refunded**	6.9%
Other Revenue	5.9%
Higher Education	5.6%
Subject to Government Appropriations	3.6%
Housing	3.0%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Services, State Debt Medians 2016: Medians – Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Performance Summary as of May 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/16	5/31/15	Change
A (FCAMX)	$11.10	$10.65	+$0.45
C (FCAHX)	$11.17	$10.72	+$0.45
Advisor (FVCAX)	$11.12	$10.67	+$0.45

Distributions[1] (6/1/15–5/31/16)
	Dividend
Share Class	Income
A	$0.4215
C	$0.3627
Advisor	$0.4317

See page 11 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Performance as of 5/31/16

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (6/30/16)[4]	Operating Expenses[5]
A				0.63%
1-Year	+8.37%	+3.79%	+7.41%
5-Year	+52.69%	+7.90%	+8.26%
10-Year	+74.86%	+5.29%	+5.62%
C				1.18%
1-Year	+7.73%	+6.73%	+10.61%
5-Year	+48.35%	+8.21%	+8.63%
10-Year	+65.54%	+5.17%	+5.49%
Advisor[6]				0.53%
1-Year	+8.46%	+8.46%	+12.28%
5-Year	+53.33%	+8.92%	+9.33%
10-Year	+76.72%	+5.86%	+6.18%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[7]	Distribution Rate[8]	Standardized Yield[9]	Standardized Yield[8]
A	3.47%	7.06%	2.41%	4.90%
C	3.05%	6.20%	1.95%	3.97%
Advisor	3.71%	7.55%	2.61%	5.31%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Investments in lower rated bonds include higher risk of default and loss of principal.
The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the current Fund’s prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/15/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +69.35%
and +5.68%.
7. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 5/31/16.
8. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and California state personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
9. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
10. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s,
S&P and Fitch.
11. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/15	Value 5/31/16	Period* 12/1/15–5/31/16
A
Actual	$1,000	$1,054.20	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.60	$3.44
C
Actual	$1,000	$1,051.00	$6.31
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.21
Advisor
Actual	$1,000	$1,054.60	$2.98
Hypothetical (5% return before expenses)	$1,000	$1,022.10	$2.93

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68%; C: 1.23%; and Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Franklin Tennessee Municipal Bond Fund

We are pleased to bring you Franklin Tennessee Municipal Bond Fund’s annual report for the fiscal year ended May 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Breakdown*

5/31/16

% of Total
Ratings	Investments
AAA	1.66%
AA	56.48%
A	14.73%
BBB	4.14%
Below Investment Grade	3.40%
Refunded	17.82%
Not Rated	1.77%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, inceased from $11.38 on May 31, 2015, to $11.44 on May 31, 2016. The Fund’s Class A shares paid dividends totaling 39.90 cents per share for the reporting period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.31%. An investor in the 2016 maximum combined effective federal and Tennessee personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.25% from a taxable investment to match the Fund’s Class A tax-free distribution rate.

Dividend Distributions*
6/1/15–5/31/16
Dividend per Share (cents)
Month	Class A
June	3.30
July	3.30
August	3.30
September	3.30
October	3.30
November	3.35
December	3.35
January	3.35
February	3.35
March	3.35
April	3.35
May	3.30
Total	39.90

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

During the past 12 months ended May 31, 2016, Tennessee’s diverse economy grew. The state is a distribution and manufacturing hub partly due to its access to the Mississippi River, transportation network and abundant supply of land. These factors contributed to its strong—yet cyclical—trade and manufacturing businesses. Employment began the period at

1. The Fund may invest up to 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 37.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

5.8%, decreased or remained flat for each month during the period under review and ended the period at 4.1%, well below the nation’s 4.7% average.3 The state gained jobs in all private sectors and declined slightly in the government sector.

Tennessee’s fiscal year 2016 ended with better-than-budgeted revenue performance and supported the recently enacted fiscal year 2017 budget surplus. The state’s budget management framework continued to perform well, implementing cost-containment measures to ensure that the financial position stayed as close to the budget as possible throughout fiscal year 2016. The newly enacted budget is also structurally balanced and aims to continue building rainy day reserves.

Tennessee’s net tax-supported debt was $298 per capita and 0.7% of personal income, compared with the $1,025 and 2.5% national medians.4 Near period-end, independent credit rating agency Standard & Poor’s (S&P) upgraded its ratings on the state’s general obligation bonds from AA+ to AAA with a stable outlook.5 In S&P’s view, the rating reflected the state’s strong growth, improving rainy day reserves, strong financial management practices and performance, long-standing funding of the state’s retirement obligations and low debt burden. The outlook reflected S&P’s view of Tennessee’s excellent management of its long-term liabilities and that the state could continue to exhibit economic growth, supported by its growing employment.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for

Portfolio Breakdown
5/31/16
% of Total
Investments*
Utilities	26.1%
Refunded**	24.0%
Hospital & Health Care	14.9%
Higher Education	9.9%
General Obligation	7.9%
Transportation	6.5%
Other Revenue	5.5%
Housing	3.2%
Tax-Supported	2.0%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Breakdown.

income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which experienced declines over the period. Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview on page 3. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

3. Source: Bureau of Labor Statistics.
4. Source: Moody’s Investors Services, State Debt Medians 2016: Medians – Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of May 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	5/31/16	5/31/15	Change
A (FRTIX)	$11.44	$11.38	+$0.06

Distributions[1] (6/1/15–5/31/16)
	Dividend
Share Class	Income
A	$0.3990

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge.

	Cumulative	Average Annual	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Total Return (6/30/16)[4]	Operating Expenses[5]
A				0.72%
1-Year	+4.12%	-0.35%	+2.06%
5-Year	+22.44%	+3.23%	+3.54%
10-Year	+50.15%	+3.69%	+3.92%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[6]	Distribution Rate[7]	Standardized Yield[8]	Standardized Yield[7]
A	3.31%	6.25%	1.39%	2.62%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the current 3.30 cent per share May dividend and the maximum offering price of $11.95 per share on 5/31/16.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/21/15 for the maximum combined effective federal and Tennessee state personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 12/1/15	Value 5/31/16	Period* 12/1/15–5/31/16
A
Actual	$1,000	$1,030.30	$3.65
Hypothetical (5% return before expenses)	$1,000	$1,021.40	$3.64

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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		FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights
Franklin California High Yield Municipal Fund
		Year Ended May 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.65	$10.42	$10.59	$10.40	$9.07
Income from investment operations[a]:
Net investment income[b]	0.41	0.44	0.49	0.46	0.49
Net realized and unrealized gains (losses)	0.46	0.24	(0.18)	0.17	1.34
Total from investment operations	0.87	0.68	0.31	0.63	1.83
Less distributions from net investment income	(0.42)	(0.45)	(0.48)	(0.44)	(0.50)
Net asset value, end of year.	$11.10	$10.65	$10.42	$10.59	$10.40

Total return[c]	8.37%	6.63%	3.22%	6.10%	20.65%

Ratios to average net assets
Expenses	0.65%	0.63%	0.63%	0.61%	0.62%
Net investment income	3.83%	4.17%	4.95%	4.31%	5.05%

Supplemental data
Net assets, end of year (000’s)	$1,442,703	$1,294,192	$1,203,532	$1,330,444	$1,238,396
Portfolio turnover rate	12.23%	11.98%	22.26%	5.47%	6.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)
		Year Ended May 31,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.72	$10.49	$10.65	$10.46	$9.13
Income from investment operations[a]:
Net investment income[b]	0.36	0.39	0.44	0.40	0.44
Net realized and unrealized gains (losses)	0.45	0.23	(0.18)	0.17	1.33
Total from investment operations	0.81	0.62	0.26	0.57	1.77
Less distributions from net investment income	(0.36)	(0.39)	(0.42)	(0.38)	(0.44)
Net asset value, end of year.	$11.17	$10.72	$10.49	$10.65	$10.46

Total return[c]	7.73%	6.01%	2.74%	5.48%	19.86%

Ratios to average net assets
Expenses	1.20%	1.18%	1.18%	1.16%	1.17%
Net investment income	3.28%	3.62%	4.40%	3.76%	4.50%

Supplemental data
Net assets, end of year (000’s)	$377,550	$326,456	$278,775	$322,824	$293,895
Portfolio turnover rate	12.23%	11.98%	22.26%	5.47%	6.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN MUNICIPAL SECURITIES TRUST
			FINANCIAL HIGHLIGHTS

Franklin California High Yield Municipal Fund (continued)
		Year Ended May 31,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.67	$10.44	$10.61	$10.41	$9.09
Income from investment operations[a]:
Net investment income[b]	0.43	0.45	0.50	0.47	0.50
Net realized and unrealized gains (losses)	0.45	0.24	(0.18)	0.18	1.33
Total from investment operations	0.88	0.69	0.32	0.65	1.83
Less distributions from net investment income	(0.43)	(0.46)	(0.49)	(0.45)	(0.51)
Net asset value, end of year.	$11.12	$10.67	$10.44	$10.61	$10.41

Total return	8.46%	6.73%	3.32%	6.30%	20.60%

Ratios to average net assets
Expenses	0.55%	0.53%	0.53%	0.51%	0.52%
Net investment income	3.93%	4.27%	5.05%	4.41%	5.15%

Supplemental data
Net assets, end of year (000’s)	$635,463	$474,392	$315,131	$303,904	$241,123
Portfolio turnover rate	12.23%	11.98%	22.26%	5.47%	6.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2016
Franklin California High Yield Municipal Fund
	Units	Value

Common Stocks and Other Equity Interests (Cost $611,327) 0.0%†
Consumer Discretionary 0.0%†
[a,b] 1155 Island Avenue LLC, LP	7,830,849	$611,323

	Principal
	Amount

Corporate Bonds (Cost $3,993,733) 0.2%
Consumer Discretionary 0.2%
[b,c] 1155 Island Avenue LLC, PIK, 10.00%, 12/11/24	$3,993,733	3,997,292
Municipal Bonds 90.8%
California 86.9%
ABAG Finance Authority for Nonprofit Corps. Revenue, Episcopal Senior Communities, Refunding,
6.125%, 7/01/41	7,500,000	8,668,725
Alameda Corridor Transportation Authority Revenue,
second sub. lien, Refunding, Series B, AGMC Insured, 4.00%, 10/01/35	3,250,000	3,566,972
second sub. lien, Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	3,250,000	3,968,867
second sub. lien, Refunding, Series B, AGMC Insured, 5.00%, 10/01/36	2,000,000	2,432,240
second sub. lien, Refunding, Series B, AGMC Insured, 4.00%, 10/01/37	2,985,000	3,248,307
second sub. lien, Refunding, Series B, AGMC Insured, 5.00%, 10/01/37	1,000,000	1,211,070
Alameda Special Tax, CFD No. 13-1, Alameda Landing Public Improvements, 5.00%, 9/01/46.	1,400,000	1,594,054
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	6,358,686
Artesia Redevelopment Project Area, 5.70%, 6/01/42	2,970,000	2,972,287
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,245,000	3,556,715
Azusa Special Tax,
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/27	1,995,000	2,019,100
CFD No. 2005-1, Rosedale, Improvement Area No. 1, 5.00%, 9/01/37	1,665,000	1,681,883
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/31 .	5,735,000	2,459,455
GO, Los Angeles County, Capital Appreciation, Election of 2006, Refunding, BAM Insured, zero
cpn., 8/01/42	10,000,000	2,257,900
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Subordinate, Series S-4, 5.25%,
4/01/53	15,000,000	17,410,500
Beaumont Financing Authority Local Agency Revenue,
Improvement Area No. 17B, Series A, 6.125%, 9/01/31	720,000	800,676
Improvement Area No. 17B, Series A, 6.375%, 9/01/42	5,000,000	5,521,600
Series C, 5.45%, 9/01/27	6,435,000	6,438,282
Series C, 5.50%, 9/01/29	855,000	858,753
Series C, 5.50%, 9/01/35	1,035,000	1,038,902
Series C, 5.50%, 9/01/35	3,995,000	4,011,459
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	2,325,939
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%, 9/01/35	5,000,000	5,430,550
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Los
Angeles County Securitization Corp., 5.70%, 6/01/46	3,000,000	3,050,790
California Municipal Finance Authority Revenue,
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/36	1,000,000	1,138,250
American Heritage Education Foundation Project, Refunding, Series A, 5.00%, 6/01/46	1,750,000	1,954,120
California School Finance Authority School Facility Revenue,
Aspire Public Schools, Refunding, Series B, 5.00%, 8/01/45	1,100,000	1,235,652
Green Dot Public School Project, Series A, 5.00%, 8/01/35	2,525,000	2,765,633
Green Dot Public School Project, Series A, 5.00%, 8/01/45	3,500,000	3,777,200
Kipp LA Projects, Series A, 5.00%, 7/01/35	1,200,000	1,327,116
Kipp LA Projects, Series A, 5.00%, 7/01/45	1,675,000	1,808,029

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STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/40	$5,000,000	$5,854,900
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/26	250,000	257,415
College and University Financing Program, Pre-Refunded, 5.00%, 2/01/30	615,000	633,241
Pepperdine University, Refunding, 5.00%, 10/01/41	2,735,000	3,308,858
University of San Francisco, 6.125%, 10/01/36	2,000,000	2,443,200
University of the Pacific, Refunding, 5.00%, 11/01/36.	3,000,000	3,578,250
California State GO,
Various Purpose, 6.00%, 11/01/39.	13,000,000	15,174,380
Various Purpose, FGIC Insured, 6.00%, 8/01/19	30,000	30,277
Various Purpose, Refunding, 5.00%, 9/01/36	12,050,000	14,855,360
Various Purpose, Refunding, 5.00%, 3/01/45	5,000,000	5,976,200
California State Health Facilities Financing Authority Revenue,
California Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/45	4,500,000	5,332,230
El Camino Hospital, Refunding, Series A, 5.00%, 2/01/40.	7,000,000	8,031,800
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/43	7,160,000	8,398,322
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/33	4,000,000	4,526,720
Sutter Health, Series A, 5.00%, 11/15/41	25,000,000	29,859,500
California State Municipal Finance Authority Charter School Lease Revenue,
Santa Rosa Academy Project, 5.125%, 7/01/35	450,000	473,495
Santa Rosa Academy Project, 5.375%, 7/01/45	1,400,000	1,464,918
California State Municipal Finance Authority Charter School Revenue,
King Chavez Academy of Excellence Project, Refunding, Series A, 5.00%, 5/01/36.	2,675,000	2,858,131
King Chavez Academy of Excellence Project, Refunding, Series A, 5.00%, 5/01/46.	2,775,000	2,912,030
Palmdale Aerospace Academy Project, 5.00%, 7/01/31	1,000,000	1,098,900
Palmdale Aerospace Academy Project, 5.00%, 7/01/36	2,750,000	2,983,283
Palmdale Aerospace Academy Project, 5.00%, 7/01/41	1,750,000	1,877,400
Palmdale Aerospace Academy Project, 5.00%, 7/01/46	1,670,000	1,785,881
California State Municipal Finance Authority COP,
Community Hospitals of Central California, Pre-Refunded, 5.25%, 2/01/46.	1,895,000	1,953,044
Community Hospitals of Central California, Refunding, 5.25%, 2/01/46	14,070,000	14,386,294
Community Hospitals of Central California Obligated Group, 5.25%, 2/01/24	5,000,000	5,487,250
Community Hospitals of Central California Obligated Group, 5.375%, 2/01/29	7,000,000	7,685,580
Community Hospitals of Central California Obligated Group, 5.50%, 2/01/39	10,600,000	11,556,544
California State Municipal Finance Authority Mobile Home Park Revenue,
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.00%, 8/15/30.	1,000,000	1,125,040
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/39.	1,200,000	1,353,072
Caritas Affordable Housing Inc. Projects, Senior, Series A, 5.25%, 8/15/49.	3,500,000	3,914,610
Windsor Mobile Country Club, Refunding, Series A, 5.625%, 11/15/33.	1,000,000	1,131,140
Windsor Mobile Country Club, Refunding, Series A, 6.00%, 11/15/48	4,000,000	4,602,600
California State Municipal Finance Authority Revenue,
Baptist University, Series A, 5.375%, 11/01/40	5,000,000	5,352,250
Baptist University, Series A, 5.50%, 11/01/45	10,000,000	10,736,100
Biola University, Refunding, Series A, 5.625%, 10/01/23.	6,000,000	6,497,820
Biola University, Refunding, Series A, 5.80%, 10/01/28	7,500,000	8,200,575
Biola University, Refunding, Series A, 5.875%, 10/01/34.	6,000,000	6,463,440
Community Medical Centers, Series A, 5.00%, 2/01/40	5,000,000	5,659,750
Harbor Regional Center Project, Pre-Refunded, 8.50%, 11/01/39	5,000,000	6,256,350
Harbor Regional Center Project, Refunding, 5.00%, 11/01/32	3,020,000	3,588,273
Harbor Regional Center Project, Refunding, 5.00%, 11/01/39	6,525,000	7,541,595
Inland Regional Center Project, Refunding, 5.00%, 6/15/37	9,965,000	11,565,877

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Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Municipal Finance Authority Revenue, (continued)
Kern Regional Center Project, Series A, 7.50%, 5/01/39	$9,000,000	$10,504,260
NorthBay Healthcare Group, 5.00%, 11/01/35.	1,100,000	1,256,299
NorthBay Healthcare Group, 5.00%, 11/01/44.	1,050,000	1,188,380
South Central Los Angeles Regional Center Project, 5.50%, 12/01/33	3,115,000	3,562,283
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43	7,000,000	7,921,970
Southwest Community Health Center, California Mortgage Insured, 6.125%, 2/01/40	4,000,000	4,412,680
California State Municipal Finance Authority Student Housing Revenue,
Bowles Hall Foundation, Series A, 5.00%, 6/01/35.	600,000	674,844
Bowles Hall Foundation, Series A, 5.00%, 6/01/50.	3,250,000	3,581,207
California State Public Works Board Lease Revenue,
California State Prison Los Angeles, Various Buildings, Series C, 5.75%, 10/01/31	4,640,000	5,777,914
Various Capital Projects, Series A, 5.125%, 10/01/31.	3,605,000	4,243,373
California State School Finance Authority Charter School Revenue,
Aspire Public Schools, Refunding, 5.00%, 8/01/36.	3,200,000	3,689,824
Aspire Public Schools, Refunding, 5.00%, 8/01/46.	2,500,000	2,806,225
Aspire Public Schools, Refunding, Series A, 5.00%, 8/01/35	1,000,000	1,154,790
California State Statewide CDA Senior Living Health Facility Revenue, Series A, 5.00%, 8/01/44	2,450,000	2,816,888
California State University Revenue,
Systemwide, Refunding, Series A, 4.00%, 11/01/37	2,000,000	2,222,900
Systemwide, Refunding, Series A, 4.00%, 11/01/45	2,800,000	3,076,276
Systemwide, Refunding, Series A, 5.00%, 11/01/47	14,980,000	18,075,018
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 5.00%, 5/15/32	750,000	871,433
Aldersly, Refunding, Series A, 5.00%, 5/15/40	1,010,000	1,148,814
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,747,800
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	10,261,310
California Baptist University, Refunding, 7.25%, 11/01/31	1,250,000	1,493,488
California Baptist University, Refunding, 7.50%, 11/01/41	2,750,000	3,259,547
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	7,914,226
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	4,760,505
California Baptist University, Series A, 5.125%, 11/01/23	715,000	792,098
California Baptist University, Series A, 6.125%, 11/01/33	1,565,000	1,777,480
California Baptist University, Series A, 6.375%, 11/01/43	4,035,000	4,424,579
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,425,700
Covenant Retirement Communities Inc., Series C, 5.625%, 12/01/36	8,000,000	9,324,240
Eskaton Properties Inc. Obligated Group, Refunding, 5.25%, 11/15/34	4,350,000	4,749,286
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, Pre-Refunded,
5.20%, 10/01/37	3,500,000	3,851,855
Huntington Memorial Hospital, Refunding, Series B, 5.00%, 7/01/44	4,450,000	5,122,039
Insured, Enloe Medical Center, Refunding, 5.00%, 8/15/38	6,000,000	7,142,280
Lancer Educational Student Housing Project, 5.625%, 6/01/33	3,000,000	3,080,880
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44	8,550,000	9,614,560
Loma Linda University Medical Center, Series A, 5.00%, 12/01/41	5,500,000	6,107,420
Loma Linda University Medical Center, Series A, 5.00%, 12/01/46	5,000,000	5,543,350
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56	6,500,000	7,266,220
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	8,980,000	10,594,963
Monterey Institute International, 5.50%, 7/01/31	8,270,000	9,139,756
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/35	2,000,000	2,230,140
Statewide Community Infrastructure Program, Emerson Ranch Project, 5.00%, 9/02/45	3,810,000	4,182,161
Statewide Community Infrastructure Program, Refunding, Series R1, 5.00%, 9/02/40	2,745,000	2,933,389

24 Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue, (continued)
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/36	$1,035,000	$1,161,974
Statewide Community Infrastructure Program, Series A, 5.00%, 9/02/45	2,255,000	2,484,785
California Statewide CDA Special Tax Revenue,
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%,
9/01/36	1,000,000	1,101,770
CFD No. 2015-01, Improvement Area No. 1, University District, Refunding, Series A, 5.00%,
9/01/45	1,500,000	1,623,315
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 5.75%, 5/15/32	10,000,000	10,978,400
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/30	2,000,000	2,414,520
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/32	1,250,000	1,499,375
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/33	2,625,000	3,143,621
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/34	1,750,000	2,090,690
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/35	2,205,000	2,619,474
University of California Irvine, East Campus Apartments, CHF-Irvine LLC, Refunding, 5.00%,
5/15/40	4,500,000	5,315,895
Capistrano USD, CFD No. 2005-1 Special Tax, 5.50%, 9/01/43	4,955,000	5,401,842
Carson RDA, Tax Allocation Housing, Series A, 5.25%, 10/01/36	1,965,000	2,144,778
Centinela Valley UHSD,
GO, County of Los Angeles, Capital Appreciation, Election of 2010, Series B, AGMC Insured, zero
cpn., 8/01/45	42,000,000	8,419,320
GO, County of Los Angeles, Election of 2008, Series C, 5.00%, 8/01/35	4,195,000	4,914,065
Ceres USD,
GO, Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/39	6,450,000	1,477,244
GO, Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/40	6,730,000	1,434,567
Chatom USD, GO, Capital Appreciation, Election of 2006, Series C, XLCA Insured, zero cpn., 8/01/47	9,450,000	1,637,969
Chino CFD Special Tax, No. 2003-3, Improvement Area No. 6, 5.00%, 9/01/45	1,665,000	1,780,551
City of Fullerton Special Assessment,
Community Facilities District No. 2, Amerige Heights, 4.00%, 9/01/24	110,000	117,184
Community Facilities District No. 2, Amerige Heights, 5.00%, 9/01/34	1,075,000	1,153,851
Community Facilities District No. 2, Amerige Heights, 5.00%, 9/01/44	2,450,000	2,605,796
Clovis USD,
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/27	7,500,000	5,565,975
GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn., 8/01/28	3,000,000	2,136,690
Coachella Valley USD,
GO, Capital Appreciation, Election of 2005, Series D, zero cpn., 8/01/42	8,500,000	3,207,645
GO, Capital Appreciation, Election of 2005, Series D, zero cpn., 8/01/43	3,000,000	1,087,800
Coalinga PFAR,
Water and Wastewater Refinancing Projects, Refunding, 5.00%, 4/01/35	1,000,000	1,103,350
Water and Wastewater Refinancing Projects, Refunding, 5.00%, 4/01/48	6,350,000	6,720,840
Compton Community College District GO,
Election of 2002, Series B, Pre-Refunded, 6.625%, 8/01/27	3,085,000	3,633,112
Election of 2002, Series B, Pre-Refunded, 6.75%, 8/01/34	4,000,000	4,726,240

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Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	$2,255,000	$2,419,232
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	3,460,000	3,696,629
Compton USD,
GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31	3,270,000	3,279,810
GO, Election of 2002, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/31	1,730,000	1,730,000
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%, 9/01/32	1,825,000	1,832,939
Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34	770,000	770,608
Corona-Norco USD,
Special Tax, Refunding, CFD No. 5-1, 5.00%, 9/01/36	1,000,000	1,143,900
Special Tax, Refunding, CFD No. 5-1, 4.00%, 9/01/45	2,000,000	2,073,160
[b] Cotati South Sonoma Business Park AD Special Assessment, Limited Obligation Improvement, 6.50%,
9/02/33	4,690,000	4,236,993
Cotati-Rohnert Park USD, GO, Election of 2014, Series C, BAM Insured, 5.00%, 8/01/45	4,000,000	4,678,400
CSD San Bernardino County GO,
Election of 2008, Series C, 5.00%, 8/01/44.	3,615,000	4,253,590
Election of 2014, Series A, 5.00%, 8/01/44.	7,375,000	8,677,794
Refunding, 5.00%, 8/01/47	6,000,000	7,125,060
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment Project,
Redevelopment Projects, Series B, 7.75%, 10/01/27	3,795,000	4,729,215
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile Home
Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	4,835,000	5,124,423
Dana Point CFD Special Tax No. 2006-1,
5.00%, 9/01/38	1,000,000	1,084,540
5.00%, 9/01/45	2,500,000	2,701,450
Del Mar Race Track Authority Revenue, Refunding, 5.00%, 10/01/35	2,000,000	2,216,440
Del Paso Manor Water District Revenue COP, Phase I Improvement Project, 5.50%, 7/01/41	3,050,000	3,471,113
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM, zero cpn.,
12/01/28	30,795,000	17,617,204
Eastern Municipal Water District Water and Wastewater Revenue,
Subordinate, Refunding, Series A, 5.00%, 7/01/37.	2,755,000	3,387,245
Subordinate, Refunding, Series A, 5.00%, 7/01/38.	1,930,000	2,363,227
Subordinate, Refunding, Series A, 5.00%, 7/01/39.	2,030,000	2,477,574
Subordinate, Refunding, Series A, 5.00%, 7/01/42.	5,000,000	6,072,600
El Dorado County Special Tax,
CFD No. 2005-1, 5.00%, 9/01/21	1,000,000	1,002,670
CFD No. 2005-1, 5.15%, 9/01/25	2,075,000	2,079,399
CFD No. 2005-1, 5.25%, 9/01/35	6,705,000	6,716,533
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL Insured, zero cpn., 8/01/29	2,400,000	1,574,232
Etiwanda School District Community Facilities District No. 9 Special Tax, Refunding, 5.00%, 9/01/35	4,260,000	4,978,662
Fairfield Special Tax,
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/32	1,200,000	1,317,588
CFD No. 3, North Cordelia General Improvements, 6.00%, 9/01/37	5,810,000	6,352,305
Fillmore Special Tax,
CFD No. 5 Improvement Area, Series A, 5.00%, 9/01/40	1,500,000	1,625,850
CFD No. 5 Improvement Area, Series A, 5.00%, 9/01/45	2,630,000	2,837,744
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	75,000,000	25,157,250
Capital Appreciation, senior lien, Refunding, Series A, zero cpn., 1/15/33.	19,000,000	9,951,630
junior lien, Refunding, Series C, 6.50%, 1/15/43	40,000,000	47,519,200

26 Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Fremont CFD No. 1 Special Tax,
Pacific Commons, Refunding, 5.00%, 9/01/40	$4,655,000	$5,190,511
Pacific Commons, Refunding, 5.00%, 9/01/45	3,255,000	3,610,479
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Refunding, Senior Series A-1, 5.00%, 6/01/33	24,500,000	24,688,895
Asset-Backed, Series A, 5.00%, 6/01/45	36,975,000	43,920,754
Capital Appreciation, Asset-Backed, second subordinate, Refunding, Series C, zero cpn., 6/01/47	50,000,000	2,090,000
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,144,100
Hanford Joint UHSD,
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	3,635,000	2,145,195
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/33	3,705,000	2,098,512
GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/35	4,120,000	2,131,152
Hartnell Community College District GO,
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, Pre-Refunded,
zero cpn., 8/01/44	30,000,000	4,499,400
Monterey and San Benito Counties, Capital Appreciation, Election of 2002, Series D, zero cpn.,
8/01/49	10,000,000	2,888,700
Hemet USD Financing Authority Special Tax Revenue, 5.00%, 9/01/39	1,100,000	1,229,470
Imperial Community College District GO, Imperial County, Capital Appreciation, Election of 2010, Series
A, AGMC Insured, 6.75%, 8/01/40.	3,500,000	4,697,420
[b] Imperial County Special Tax,
CFD No. 98-1, 6.45%, 9/01/17	520,000	521,617
CFD No. 98-1, 6.50%, 9/01/31	5,705,000	5,721,830
Independent Cities Finance Authority Mobile Home Park Revenue,
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/45	2,465,000	2,705,831
Lamplighter Salinas MobileHome Park, Series A, 6.25%, 7/15/50	2,000,000	2,191,400
Pillar Ridge, Series A, 5.25%, 5/15/44	2,015,000	2,218,172
Pillar Ridge, Series A, 5.25%, 5/15/49	4,800,000	5,246,064
San Juan Mobile Estates, Refunding, 5.00%, 8/15/45	5,000,000	5,498,600
San Juan Mobile Estates, Refunding, 5.00%, 8/15/50	4,900,000	5,348,693
Indio CFD Special Tax Revenue, No. 2004-3, Terra Lago, Improvement Area No. 1, Refunding, 5.00%,
9/01/35	1,250,000	1,367,975
Inland Valley Development Agency Successor Agency Tax Allocation,
Refunding, Series A, 5.25%, 9/01/37	7,500,000	8,731,275
Refunding, Series A, 5.00%, 9/01/44	9,000,000	10,083,330
Irvine Special Tax Revenue,
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/39	1,000,000	1,117,190
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/44	1,500,000	1,670,070
CFD No. 2013-3, Great Park, Improvement Area No. 1, 5.00%, 9/01/49	2,750,000	3,057,615
Irvine USD Special Tax, CFD No. 06-1, Portola Springs, 6.70%, 9/01/35	2,565,000	2,984,916
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/42	2,220,000	2,540,324
Refunding, Series A, 5.00%, 9/01/43	4,000,000	4,568,600
sub. lien, Series B, 5.00%, 9/01/40	4,000,000	4,319,160
Kaweah Delta Health Care District Revenue, Serie B, 5.00%, 6/01/40	3,250,000	3,747,997
La Verne COP, Brethren Hillcrest Homes, 5.00%, 5/15/36	1,430,000	1,545,515
La Verne Mobile Home Revenue, Copacbana Mobile HomePark, Refunding, 5.00%, 6/15/49	1,765,000	1,985,802
Lake Elsinore PFA Local Agency Revenue,
AD No. 93-1, Refunding, Series B, 5.125%, 9/02/30.	4,980,000	5,418,638
Canyon Hills Improvement Area Development, Series A, 5.75%, 9/01/44	3,240,000	3,414,053
CFD No. 98-1, Series C, 5.25%, 9/01/33	8,000,000	8,412,320

franklintempleton.com

Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Lake Tahoe USD, GO, Election of 2008, zero cpn. to 7/31/25, 5.30% thereafter, 8/01/40	$1,140,000	$896,325
Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6, School
Districts, Refunding, 5.40%, 2/01/29	475,000	476,620
Lancaster RDA Tax Allocation,
Combined Redevelopment Project Areas, 6.875%, 8/01/34	2,000,000	2,274,740
Combined Redevelopment Project Areas, 6.875%, 8/01/39	830,000	944,017
Combined Redevelopment Project Areas, Pre-Refunded, 6.875%, 8/01/39	1,170,000	1,384,952
Las Virgenes USD, GO, Election of 2006, Series C, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	8,050,000	7,232,361
Lathrop Financing Authority Revenue,
Mossdale Village, Refunding, Series A, 6.00%, 9/02/28	1,010,000	1,173,842
Mossdale Village, Refunding, Series A, 6.00%, 9/02/29	1,070,000	1,233,935
Mossdale Village, Refunding, Series A, 6.00%, 9/02/30	1,075,000	1,234,530
Mossdale Village, Refunding, Series A, 5.50%, 9/02/35	3,670,000	3,953,324
Lee Lake PFAR,
Special Tax, junior lien, Refunding, Series B, 5.25%, 9/01/32	1,450,000	1,573,366
Special Tax, junior lien, Refunding, Series B, 5.375%, 9/01/35	1,065,000	1,153,459
Lemon Grove CDA Successor Agency Tax Allocation, Lemon Grove Redevelopment Project Area,
Refunding, AGMC Insured, 4.00%, 8/01/34	1,000,000	1,096,620
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero
cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	5,252,520
[d] Live Oak School District COP, School Financing Projects, Refunding, AGMC Insured, 5.00%, 8/01/39	2,500,000	2,950,700
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	5,660,082
Long Beach Marina Revenue,
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/34	1,300,000	1,504,945
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/40	3,500,000	3,975,195
Los Angeles County, Alamitos Bay Marina Project, 5.00%, 5/15/45	2,500,000	2,816,675
Los Alamitos USD,
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/34	1,500,000	1,319,925
COP, Capital Appreciation, Capital Projects, zero cpn. to 7/31/24, 5.95% thereafter, 8/01/42	4,500,000	3,826,035
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing Program,
Series C, 5.00%, 6/01/30	2,200,000	2,466,552
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Subordinate, Refunding, Series C, 5.00%, 5/15/34	2,135,000	2,564,434
[d] Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/33	2,000,000	2,408,680
[d] Los Angeles International Airport, Subordinate, Series A, 5.00%, 5/15/35	2,000,000	2,397,080
Los Angeles Department of Water and Power Revenue, Power Systems, Refunding, Series A, 5.00%,
7/01/40	2,175,000	2,641,755
Mendocino-Lake Community College District GO,
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/21, 6.55%
thereafter, 8/01/36	5,150,000	5,725,409
Capital Appreciation, Election of 2006, Series B, AGMC Insured, zero cpn. to 8/01/26, 6.85%
thereafter, 8/01/40	7,500,000	7,142,625
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, Pre-Refunded, 6.50%,
9/01/39	6,250,000	7,351,125
Merced UHSD, GO, Capital Appreciation, Election of 2008, Series C, Pre-Refunded, zero cpn., 8/01/41	10,000,000	2,321,100
Monrovia Financing Authority Water and Sewer Revenue, AGMC Insured, 5.00%, 12/01/45	3,000,000	3,530,490
Moreland School District GO, Election of 2010, Series B, 5.00%, 8/01/41	4,045,000	4,773,869
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	47,098,245
Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34	670,000	671,139

28 Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Napa Valley USD,
GO, Refunding, Series C, 5.00%, 8/01/41	$5,000,000	$6,065,350
GO, Refunding, Series E, 5.00%, 8/01/44	5,000,000	6,050,450
North Natomas CFD Special Tax, No. 4, Refunding, Series E, 5.25%, 9/01/33	3,000,000	3,400,920
Northern California Transmission Agency Revenue,
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/36	2,500,000	3,050,525
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/37	3,610,000	4,383,731
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/38	1,750,000	2,118,253
California-Oregon Project, Refunding, Series A, 5.00%, 5/01/39	1,885,000	2,274,328
Oak Park USD, GO, Capital Appreciation, Series A, zero cpn. to 8/01/21, 7.10% thereafter, 8/01/38	6,600,000	7,118,562
Oakdale PFAR, Refunding, 5.00%, 9/01/35	1,270,000	1,401,331
Oakland USD Alameda County GO, Election of 2012, 6.625%, 8/01/38.	5,000,000	5,976,600
Oakley PFAR,
Contra Costa County, Refunding, 5.30%, 9/02/34	995,000	1,126,867
Contra Costa County, Refunding, BAM Insured, 5.00%, 9/02/36	1,500,000	1,754,700
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1, 5.10%, 9/02/33	1,745,000	1,748,525
Orange County CFD,
No. 2015-1, Esencia Village, Series A, 5.00%, 8/15/34	1,530,000	1,775,687
No. 2015-1, Esencia Village, Series A, 5.25%, 8/15/45	5,000,000	5,755,100
Orchard School District GO, Election of 2001, Series B, AGMC Insured, 6.00%, 8/01/36	3,000,000	3,538,560
Oro Grande Elementary School District COP,
5.875%, 9/15/37	14,000,000	16,005,360
6.125%, 9/15/40	1,500,000	1,726,080
Pajaro Valley USD, GO, Election of 2012, Series C, 5.00%, 8/01/40	3,310,000	3,962,831
Palomar Pomerado Health Care District COP,
6.00%, 11/01/30	10,000,000	10,822,000
6.75%, 11/01/39	15,550,000	17,168,910
Paramount USD, GO, County of Los Angeles, Capital Appreciation, Election of 2006, BAM Insured, zero
cpn., 8/01/51	25,000,000	2,723,750
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn., 9/01/45	15,000,000	4,505,100
Perris CFD No. 2001-1 Special Tax,
Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30	865,000	873,451
Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35	1,075,000	1,084,847
Perris CFD No. 2001-2 Special Tax, Villages of Avalon, Refunding, Series A, 5.25%, 9/01/32	4,500,000	4,800,870
Perris Joint Powers Authority Local Agency Revenue,
CFD No. 2001-1, Improvement Area Nos. 6 and 7, Refunding, Series E, 4.25%, 9/01/38	4,250,000	4,320,762
May Farms Improvement Area Nos. 1, 2 and 3, Refunding, Series A, 5.375%, 9/01/33.	2,000,000	2,142,760
Willowbrook, Refunding, Series B, 5.25%, 9/01/33.	3,950,000	4,166,104
Perris PFAR Tax Allocation, Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	3,458,689
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	6,360,000	6,366,678
Pittsburg USD,
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/47	9,000,000	1,824,750
GO, Capital Appreciation, Election of 2010, Series C, zero cpn., 8/01/52	15,000,000	2,177,250
Porterville PFA Sewer Revenue, Series A, 5.625%, 10/01/36	5,000,000	6,046,500
Poway RDA Successor Agency Tax Allocation, Paguay Redevelopment Project, Refunding, Series A,
5.00%, 12/15/30	3,500,000	4,373,215
Poway USD PFA Special Tax,
CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/41	1,125,000	1,280,599
CFD No. 15, Del Sur East, Improvement Area C, 5.00%, 9/01/46	2,000,000	2,265,520

franklintempleton.com

Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Rancho Cordova CFD No. 2003-1 Special Tax,
Sunridge Anatolia, 5.25%, 9/01/25.	$2,235,000	$2,240,476
Sunridge Anatolia, 5.375%, 9/01/30	1,650,000	1,654,373
Sunridge Anatolia, 5.375%, 9/01/37	7,130,000	7,260,265
Sunridge Anatolia, 5.50%, 9/01/37.	2,635,000	2,642,510
Rancho Cordova CFD No. 2005-1 Special Tax,
Sunridge North Douglas, 5.00%, 9/01/40	1,200,000	1,337,040
Sunridge North Douglas, 5.00%, 9/01/45	1,250,000	1,384,438
Redondo Beach USD, GO, Election of 2008, Capital Appreciation, Series E, zero cpn. to 8/01/22, 6.20%
thereafter, 8/01/31	2,750,000	2,825,433
Redwood City Special Tax, CFD No. 2010-1, One Marina, 7.75%, 9/01/41.	2,000,000	2,077,400
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C, AGMC
Insured, zero cpn., 8/01/49	22,000,000	5,974,100
Rio Elementary School District CFD No. 1 GO, Election of 2014, Series B, AGMC Insured, 4.00%,
8/01/45	2,800,000	3,043,600
Rio Elementary School District CFD No. 1 Special Tax, 5.50%, 9/01/39.	6,915,000	7,708,565
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn. to
8/01/24, 6.85% thereafter, 8/01/42.	13,000,000	13,522,340
Riverbank USD,
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/38	6,690,000	2,860,510
GO, Election of 2005, Series B, Assured Guaranty, zero cpn., 8/01/43	8,750,000	2,985,062
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 7.00%, 12/01/31	1,425,000	1,748,190
Desert Communities Redevelopment Project Area, second lien, Series D, 7.25%, 12/01/37	2,505,000	3,097,808
Housing, Series A, 6.00%, 10/01/39.	3,000,000	3,476,100
Housing, Series A, 7.125%, 10/01/42	1,750,000	2,141,510
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,445,556
Riverside County Redevelopment Successor Agency Tax Allocation, Refunding, Series A, 4.00%,
10/01/37	6,000,000	6,471,180
Riverside County Special Tax, CFD No. 03-1, Newport Road, Refunding, 5.00%, 9/01/30	1,500,000	1,593,540
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/43	7,500,000	2,191,500
senior lien, Series A, 5.75%, 6/01/44	5,000,000	5,766,300
Riverside PFA Local Measure Sales Tax Revenue, Payment Rehabilitation Project, AGMC Insured,
5.00%, 6/01/33	4,280,000	4,933,042
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%, 9/01/29	2,630,000	2,999,962
The Romoland School District Special Tax,
CFD No. 2004-1, Heritage Lake, Improvement Area No. 3, Refunding, 5.00%, 9/01/36.	1,500,000	1,654,920
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/35	4,690,000	5,284,739
CFD No. 2004-1, Heritage Lake, Improvement Area Nos. 1 and 2, Refunding, 5.00%, 9/01/38	3,000,000	3,337,590
Roseville Special Tax,
CFD No. 1, Fiddyment Ranch, 5.00%, 9/01/19	980,000	984,684
CFD No. 1, Fiddyment Ranch, 5.125%, 9/01/21	980,000	984,263
CFD No. 1, Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,962,604
CFD No. 1, Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	7,903,010
CFD No. 1, HP Campus Oaks, Public Facilities, 5.00%, 9/01/36	800,000	828,496
CFD No. 1, HP Campus Oaks, Public Facilities, 5.50%, 9/01/46	2,500,000	2,669,325
CFD No. 1, Public Facilities, 5.00%, 9/01/29	500,000	552,905
CFD No. 1, Public Facilities, 5.00%, 9/01/34	1,100,000	1,191,806
CFD No. 1, Public Facilities, 5.00%, 9/01/39	1,885,000	2,028,505
CFD No. 1, Public Facilities, 5.00%, 9/01/44	1,650,000	1,769,609

30 Annual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Roseville Special Tax, (continued)
CFD No. 1, Stone Point, 6.375%, 9/01/24	$1,440,000	$1,444,954
CFD No. 1, Stone Point, 6.375%, 9/01/28	2,060,000	2,066,036
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/32	1,120,000	1,320,424
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/33	1,000,000	1,173,610
CFD No. 1, Westpark, Public Facilities, Refunding, 5.00%, 9/01/37	1,250,000	1,441,738
Rowland USD,
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/34	5,000,000	2,721,800
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/39	15,000,000	6,541,350
GO, Capital Appreciation, Election of 2006, Series B, zero cpn., 8/01/42	10,750,000	4,098,652
Sacramento Area Flood Control Agency Special Assessment, Natomas Basin Local Assessment,
Refunding, BAM Insured, 5.00%, 10/01/44	2,000,000	2,275,360
Sacramento County Airport System Revenue, Senior, Series B, AGMC Insured, 5.25%, 7/01/39	7,000,000	7,506,590
[d] Sacramento County Special Tax,
CFD No. 2005-2, North Vineyard Station No. 1, Refunding, 5.00%, 9/01/40	1,350,000	1,565,636
CFD No. 2005-2, North Vineyard Station No. 1, Refunding, 5.00%, 9/01/45	1,650,000	1,904,183
San Bernardino Community College District GO,
Capital Appreciation, Election of 2008, Series A, zero cpn., 8/01/44	12,495,000	4,252,798
Election of 2008, Series D, 5.00%, 8/01/45	2,755,000	3,295,779
Election of 2008, Series D, 5.00%, 8/01/48	3,760,000	4,487,898
San Bernardino County Special Tax,
CFD No. 2006-1, Improvement Area No. 1, Lytle Creek North, 5.00%, 9/01/40	1,000,000	1,091,940
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, 5.50%, 9/01/44	1,965,000	2,027,369
CFD No. 2006-1, Improvement Area No. 2, Lytle Creek North, Refunding, 5.00%, 9/01/45	1,000,000	1,087,060
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31	10,000,000	12,532,700
Community Memorial Health System, 7.50%, 12/01/41	5,000,000	6,050,200
San Clemente Special Tax,
CFD No. 2006-1, 5.00%, 9/01/40	1,795,000	2,039,407
CFD No. 2006-1, 5.00%, 9/01/46	2,500,000	2,831,875
[d] San Diego Public Facilities Financing Authority Water Revenue,
Series A, 5.00%, 8/01/41	4,000,000	4,836,360
Series A, 5.00%, 8/01/45	4,475,000	5,401,862
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment Project, Series A, 5.625%, 9/01/40	2,315,000	2,683,432
Naval Training Center Redevelopment Project, Series A, 5.75%, 9/01/40	3,000,000	3,422,670
San Diego USD,
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00%
thereafter, 7/01/33	10,000,000	11,509,500
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 7/01/30, 6.625% thereafter,
7/01/47	26,025,000	18,851,469
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42	6,940,000	4,282,813
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	13,500,000	8,308,980
San Francisco City and County RDA Successor Agency CFD No. 6 Special Tax, Mission Bay South
Public Improvements, Capital Appreciation, Refunding, Series C, zero cpn., 8/01/43	10,000,000	2,277,100
San Francisco City and County RDA Successor Agency Tax Allocation,
Mission Bay North Redevelopment Project, Refunding, Series A, 5.00%, 8/01/37	1,700,000	2,040,357
Mission Bay South Redevelopment Project, Refunding, Series C, NATL Insured, 5.00%, 8/01/41	2,500,000	3,025,225
Mission Bay South Redevelopment Project, Series A, 5.00%, 8/01/43	2,500,000	2,847,825

franklintempleton.com

Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Francisco City and County RDA Successor Agency Tax Allocation, (continued)
Mission Bay South Redevelopment Project, Series B, NATL Insured, 5.00%, 8/01/43.	$1,500,000	$1,809,180
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment Project, Series C, Pre-Refunded, 6.75%, 8/01/41	1,000,000	1,256,530
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/33	1,000,000	1,265,250
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 6.625%, 8/01/39	2,265,000	2,663,527
Mission Bay South Redevelopment Project, Series D, Pre-Refunded, 7.00%, 8/01/41	1,500,000	1,897,875
San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue, San
Francisco Redevelopment Projects, Series B, 6.625%, 8/01/41	2,500,000	2,964,275
San Gorgonio Memorial Healthcare District GO, Riverside County, Refunding, 5.00%, 8/01/39	15,000,000	17,250,450
San Jacinto CFD Special Tax,
No. 2002-1, Refunding, 5.00%, 9/01/28	1,080,000	1,248,610
No. 2002-1, Refunding, 5.00%, 9/01/29	1,165,000	1,341,381
No. 2002-1, Refunding, 5.00%, 9/01/32	1,000,000	1,137,380
San Joaquin County Public Facilities FICO Revenue COP, Wastewater Conveyance Project, 6.00%,
8/01/37	1,000,000	1,008,480
San Joaquin Delta Community College District GO, Capital Appreciation, Election of 2004, Series B,
AGMC Insured, zero cpn., 8/01/30	3,900,000	1,903,551
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/28	19,150,000	14,729,031
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	14,821,059
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	29,894,924
junior lien, Refunding, Series B, 5.25%, 1/15/44	35,000,000	39,134,200
junior lien, Refunding, Series B, 5.25%, 1/15/49	75,000,000	83,157,000
San Jose RDA Tax Allocation,
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/28	13,245,000	13,536,920
Merged Area Redevelopment Project, Series B, XLCA Insured, 4.25%, 8/01/36	5,000,000	5,045,500
San Mateo Special Tax,
CFD No. 2008-1, Bay Meadows, 5.875%, 9/01/32	1,500,000	1,677,660
CFD No. 2008-1, Bay Meadows, 5.375%, 9/01/38	2,500,000	2,777,025
CFD No. 2008-1, Bay Meadows, 6.00%, 9/01/42	5,000,000	5,611,950
CFD No. 2008-1, Bay Meadows, 5.50%, 9/01/44	3,300,000	3,674,979
Santa Barbara Elementary School District GO, Capital Appreciation, Election of 2010, Series A, zero
cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	8,581,680
Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29	2,650,000	3,113,485
Santa Margarita Water District Special Tax,
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/36	3,000,000	3,386,220
CFD No. 2013-1, Village of Sendero, 5.625%, 9/01/43	10,000,000	11,219,600
Santa Paula Utility Authority Wastewater Enterprise Revenue, Series A, 5.00%, 2/01/40	7,105,000	8,222,545
Santee Community Development Commission Tax Allocation,
Santee Community Redevelopment Project, Series A, 7.00%, 8/01/31	1,800,000	2,195,874
Santee Community Redevelopment Project, Series A, 7.00%, 8/01/41	2,820,000	3,440,203
Saugus Castaic School Facilities Financing Authority Special Tax,
CFD No. 2006-1C, 5.875%, 9/01/33.	1,370,000	1,494,971
CFD No. 2006-1C, 6.00%, 9/01/43	3,470,000	3,926,756
Saugus USD Special Tax,
CFD No. 2006-2, Improvement Area No. 2, 4.25%, 9/01/44	2,000,000	2,022,100
Senior CFD No. 2006-1, 4.25%, 9/01/39.	1,150,000	1,169,964
Senior CFD No. 2006-1, 4.25%, 9/01/44.	2,500,000	2,536,375

32 Annual Report

franklintempleton.com

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Saugus/Hart School Facilities Financing Authority Special Tax,
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/41	$1,250,000	$1,405,813
CFD No. 2006-1 Saugus USD, Refunding, 5.00%, 9/01/46	1,250,000	1,399,238
Sierra View Local Health Care District Revenue, Pre-Refunded, 5.25%, 7/01/32.	3,000,000	3,147,630
Silicon Valley Clean Water Waste Water Revenue,
5.00%, 8/01/40	2,500,000	3,022,475
5.00%, 8/01/45	1,500,000	1,803,930
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	1,600,000	1,610,144
Siskiyou UHSD, GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/49 .	15,015,000	3,858,254
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,728,900
Southern California Public Power Authority Transmission Project Revenue, Southern Transmission
Project, 6.125%, 7/01/18	50,000	50,219
Southern Kern USD, GO, Election of 2014, Series B, 4.00%, 11/01/45	7,500,000	8,112,000
St. Helena USD, GO, Capital Appreciation, zero cpn. to 8/01/25, 6.45% thereafter, 6/01/36	10,000,000	9,956,900
Susanville PFAR,
Utility Enterprises Project, Refunding, Sub Series B, 5.50%, 6/01/30	1,185,000	1,285,050
Utility Enterprises Project, Refunding, Sub Series B, 5.875%, 6/01/35	1,660,000	1,805,383
Utility Enterprises Project, Refunding, Sub Series B, 6.00%, 6/01/45	6,180,000	6,708,266
Susanville School District GO, Capital Appreciation, Election of 2008, AGMC Insured, zero cpn., 8/01/49 .	17,505,000	4,352,443
Temecula RDA Tax Allocation Revenue,
Housing, Redevelopment Project No. 1, Series A, 7.00%, 8/01/39	2,100,000	2,665,509
sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	1,825,000	1,861,080
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Asset-Backed, Series A-1, 5.375%, 6/01/38	5,000,000	4,999,750
Asset-Backed, Series A-1, 5.50%, 6/01/45	800,000	799,968
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,259,000
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, Second Sub. Capital
Appreciation, Refunding, Series C, zero cpn., 6/01/46	25,000,000	1,093,750
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn., 8/01/34	5,640,000	2,755,591
Truckee-Donner PUD Special Tax,
CFD No. 04-1, 5.20%, 9/01/25	3,000,000	3,003,720
CFD No. 04-1, 5.75%, 9/01/29	2,975,000	2,978,213
CFD No. 04-1, 5.25%, 9/01/30	5,050,000	5,051,969
CFD No. 04-1, 5.80%, 9/01/35	4,515,000	4,518,206
Tulare RDA Tax Allocation, Merged Tulare Redevelopment Projects, Series A, 6.25%, 8/01/40.	3,540,000	4,143,889
Tulare Sewer Revenue, Pre-Refunded, 6.50%, 11/15/45	10,000,000	11,979,800
Turlock PFA Tax Allocation Revenue, 7.50%, 9/01/39	3,750,000	4,623,450
Tustin CFD No. 06-1 Special Tax, Legacy/Columbus Villages, Series A, 5.00%, 9/01/37	1,000,000	1,158,630
Tustin CFD No. 07-1 Special Tax,
Tustin Legacy, Pre-Refunded, 6.00%, 9/01/37	2,100,000	2,238,180
Tustin Legacy/Retail Center, Refunding, Series A, 5.00%, 9/01/37	2,330,000	2,667,244
Tustin CFD No. 14-1 Special Tax,
Legacy/Standard Pacific, Series A, 5.00%, 9/01/40	750,000	852,120
Legacy/Standard Pacific, Series A, 5.00%, 9/01/45	1,000,000	1,131,040
Tustin USD,
CFD No. 06-1 Special Tax, 5.75%, 9/01/30	1,000,000	1,117,240
CFD No. 06-1 Special Tax, 6.00%, 9/01/40	3,000,000	3,407,610
Union City CRDA Successor Agency Tax Allocation Revenue,
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/35	1,365,000	1,634,751
Community Redevelopment Project, Refunding, Series A, 5.00%, 10/01/36	1,000,000	1,191,230
Union Elementary School District GO, Santa Clara County, Election of 2014, Series A, 5.00%, 9/01/49	2,375,000	2,760,985

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
University of California Revenue, Refunding, Series AO, 5.00%, 5/15/40	$5,000,000	$6,027,950
Val Verde USD Special Tax Revenue,
Refunding, 5.00%, 9/01/29	3,200,000	3,579,200
Refunding, 5.00%, 9/01/37	2,000,000	2,205,200
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	3,605,000	3,619,636
Vernon Electric System Revenue, Series A, 5.50%, 8/01/41.	7,500,000	8,753,775
Victor Elementary School District GO, Election of 2008, Refunding, Series B, 5.00%, 8/01/42	5,455,000	6,295,015
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C, zero cpn.,
6/01/49	11,940,000	3,178,667
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	2,890,000	3,085,133
West Hollywood Community Development Commission Tax Allocation,
East Side Redevelopment Project, Series A, 7.25%, 9/01/31	1,000,000	1,294,780
East Side Redevelopment Project, Series A, 7.50%, 9/01/42	5,000,000	6,362,500
[d] Western Riverside County Trust and Wastewater Financing Authority Revenue, Local Agency, Refunding,
Series A, 5.00%, 9/01/44	2,000,000	2,345,000
Woodland Davis Clean Water Agency Water Revenue, Subordinated Woodland Davis Clean Water
Agency, Refunding, Series A, AGMC Insured, 5.00%, 3/01/39	1,600,000	1,898,304
Woodland Finance Authority Water Revenue,
6.00%, 3/01/36	1,000,000	1,201,240
6.00%, 3/01/41	1,500,000	1,795,785
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.50%, 9/01/32	2,750,000	3,364,652
Yucaipa Special Tax,
CFD No. 98-1 Chapman Heights, Refunding, 5.00%, 9/01/26	1,000,000	1,098,380
CFD No. 98-1 Chapman Heights, Refunding, 5.375%, 9/01/30	1,800,000	2,002,248
Yucca Valley RDA Tax Allocation,
Yucca Valley Redevelopment Project No. 1, 5.50%, 6/01/28	2,110,000	2,216,829
Yucca Valley Redevelopment Project No. 1, 5.75%, 6/01/38	5,485,000	5,758,592
		2,133,896,039

U.S. Territories 3.9%
Guam 1.5%
Government of Guam GO,
Series A, Pre-Refunded, 5.00%, 11/15/23	6,745,000	7,162,650
Series A, Pre-Refunded, 5.25%, 11/15/37	6,500,000	6,925,880
Series A, Pre-Refunded, 7.00%, 11/15/39	5,000,000	6,012,950
Guam Government Waterworks Authority Water and Wastewater System Revenue,
5.625%, 7/01/40	4,000,000	4,494,560
5.00%, 1/01/46	10,000,000	11,615,000
		36,211,040
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%,
3/15/28	1,260,000	1,307,275
Puerto Rico 2.3%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, 5.50%, 7/01/39	10,000,000	6,175,000
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	10,000,000	5,900,000
Refunding, Series A, 5.00%, 7/01/42	6,000,000	3,540,000
Series A, 7.00%, 7/01/33	25,000,000	14,750,000
Series A, 6.75%, 7/01/36	11,735,000	6,923,650
Series A, 7.00%, 7/01/43	5,000,000	2,950,000

34 Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin California High Yield Municipal Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority Revenue, Series A-4, zero cpn., 7/01/19	$1,601,766	$1,605,915
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,500,000	5,337,310
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series U, 5.25%, 7/01/42	20,000,000	10,600,000
		57,781,875
Total U.S. Territories		95,300,190
Total Municipal Bonds (Cost $1,980,714,739)		2,229,196,229

Total Investments before Short Term Investments (Cost $1,985,319,799)		2,233,804,844

Short Term Investments 4.8%
Municipal Bonds 4.8%
California 4.8%
[e] California State GO,
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.25%, 5/01/34	13,100,000	13,100,000
Series A, Sub Series A-2, Daily VRDN and Put, 0.27%, 5/01/33	29,125,000	29,125,000
Series A-1, Daily VRDN and Put, 0.25%, 5/01/33	29,600,000	29,600,000
Various Purpose, Refunding, Series A, Sub Series A1-2, Weekly VRDN and Put, 0.37%, 5/01/40	6,900,000	6,900,000
[e] Irvine 1915 Act Special Assessment, Limited Obligation Improvement, AD No. 94-15, Refunding, Daily
VRDN and Put, 0.30%, 9/02/20.	2,353,000	2,353,000
[e] Los Angeles Department of Water and Power Revenue, Water System, Series B, Sub Series B-2, Daily
VRDN and Put, 0.26%, 7/01/35.	32,900,000	32,900,000
[e] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, Daily
VRDN and Put, 0.29%, 7/01/35.	3,900,000	3,900,000
Total Short Term Investments (Cost $117,878,000)		117,878,000
Total Investments (Cost $2,103,197,799) 95.8%		2,351,682,844
Other Assets, less Liabilities 4.2%		104,032,886
Net Assets 100.0%		$2,455,715,730

See Abbreviations on page 52.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2016, the aggregate value of these securities was $15,089,055, representing 0.61% of net assets.
cIncome may be received in additional securities and/or cash.
dSecurity purchased on a when-issued basis. See Note 1(b).
eVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 35

FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Highlights
Franklin Tennessee Municipal Bond Fund
		Year Ended May 31,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$11.47	$11.88	$11.94	$11.19
Income from investment operations[a]:
Net investment income[b]	0.40	0.41	0.43	0.41	0.44
Net realized and unrealized gains (losses)	0.06	(0.08)	(0.42)	(0.06)	0.75
Total from investment operations	0.46	0.33	0.01	0.35	1.19
Less distributions from net investment income	(0.40)	(0.42)	(0.42)	(0.41)	(0.44)
Net asset value, end of year.	$11.44	$11.38	$11.47	$11.88	$11.94

Total return[c]	4.12%	2.86%	0.20%	2.93%	10.84%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.72%	0.72%	0.72%	0.70%	0.71%
Expenses net of waiver and payments by affiliates	0.72%	0.71%	0.70%	0.70%	0.70%
Net investment income	3.55%	3.60%	3.82%	3.40%	3.82%

Supplemental data
Net assets, end of year (000’s)	$307,294	$293,580	$273,142	$344,157	$312,688
Portfolio turnover rate	4.50%	11.64%	7.86%	7.89%	5.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

36 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Statement of Investments, May 31, 2016
Franklin Tennessee Municipal Bond Fund
	Principal
	Amount	Value

Municipal Bonds 98.1%
Tennessee 93.6%
Anderson County Water Authority Water and Sewer Revenue, 5.00%, 6/01/36	$1,000,000	$1,126,090
Blount County PBA Revenue,
Local Government Public Improvement, Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/28	220,000	236,698
Local Government Public Improvement, Refunding, Series B-15-A, Assured Guaranty, 5.00%, 6/01/32	1,590,000	1,706,102
Local Government Public Improvement, Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%,
6/01/28	880,000	952,988
Local Government Public Improvement, Series B-15-A, Assured Guaranty, Pre-Refunded, 5.00%,
6/01/32	975,000	1,055,866
Chattanooga Electric System Revenue,
The Electric Power Board of Chattanooga, Refunding, Series C, 5.00%, 9/01/40	2,750,000	3,314,217
The Electric Power Board of Chattanooga, Series A, Pre-Refunded, 5.00%, 9/01/33	7,500,000	8,047,200
Chattanooga Health Educational and Housing Facility Board Revenue,
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	500,000	557,170
Student Housing, CDFI Phase I LLC, University of Tennessee at Chattanooga Project, Refunding,
5.00%, 10/01/35	1,000,000	1,148,480
Chattanooga-Hamilton County Hospital Authority Hospital Revenue,
Erlanger Health System, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	775,000	871,317
Erlanger Health System, Refunding, AGMC Insured, 5.00%, 10/01/22	2,475,000	2,774,846
Clarksville Electric System Revenue,
Refunding, 5.00%, 9/01/31	1,000,000	1,214,240
Series A, 5.00%, 9/01/34	2,000,000	2,283,220
Series A, 5.00%, 9/01/35	3,185,000	3,631,792
XLCA Insured, Pre-Refunded, 5.00%, 9/01/23	2,325,000	2,449,527
XLCA Insured, Pre-Refunded, 5.00%, 9/01/32	4,000,000	4,214,240
Clarksville Water Sewer and Gas Revenue, Refunding, 5.00%, 2/01/38	3,000,000	3,445,560
Columbia Waterworks System Revenue, 5.00%, 12/01/32	3,000,000	3,498,360
Franklin Special School District GO, Refunding and Improvement, 5.00%, 6/01/29.	1,000,000	1,241,190
Gallatin Water and Sewer Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 1/01/33	2,215,000	2,362,010
Refunding and Improvement, 5.00%, 1/01/32	1,500,000	1,818,825
Greene County GO, Rural School, Refunding, Series B, NATL Insured, 5.00%, 6/01/24	1,000,000	1,003,260
Hallsdale-Powell Utility District of Knox County Waterworks and Sewer Revenue, Improvement, NATL
Insured, 5.00%, 4/01/31	1,000,000	1,032,540
Harpeth Valley Utilities District of Davidson and Williamson Counties Revenue,
Refunding, 5.00%, 9/01/42	3,000,000	3,585,420
Utilities, 5.00%, 9/01/44.	4,400,000	5,111,568
Utilities, Improvement, NATL Insured, Pre-Refunded, 5.00%, 9/01/35	3,700,000	3,898,172
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, Pre-Refunded,
5.00%, 6/01/42	1,250,000	1,353,675
Jackson Hospital Revenue,
Jackson-Madison County General Hospital, Improvement, Pre-Refunded, 5.50%, 4/01/33	2,125,000	2,298,549
Jackson-Madison County General Hospital, Refunding, 5.00%, 4/01/36	7,000,000	8,019,970
Jackson-Madison County General Hospital, Refunding and Improvement, 5.50%, 4/01/33	875,000	941,483
Johnson City Electric System Revenue, Improvement, AGMC Insured, 5.00%, 5/01/29	1,000,000	1,072,360
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical Center
Hospital, Improvement, Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	215,000	215,512
Kingsport GO, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/29	1,030,000	1,137,995
Kingsport IDB, MFHR, Model City Apartments Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	3,037,709

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Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Knox County First Utility District Water and Sewer Revenue,
5.00%, 12/01/32	$1,000,000	$1,208,930
NATL Insured, Pre-Refunded, 5.00%, 12/01/24	1,790,000	1,829,720
NATL Insured, Pre-Refunded, 5.00%, 12/01/25	1,000,000	1,022,190
Refunding and Improvement, 5.00%, 12/01/26	1,390,000	1,576,872
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant Health, Capital
Appreciation, Refunding and Improvement, Series A, zero cpn., 1/01/36	2,000,000	760,220
Knox County Health Educational and Housing Facility Board Revenue,
University Health System Inc., Refunding, 5.25%, 4/01/27	2,500,000	2,580,775
University Health System Inc., Refunding, 5.25%, 4/01/36	5,000,000	5,154,400
Knox-Chapman Utility District of Knox County Water and Sewer Revenue,
5.25%, 1/01/36	1,500,000	1,722,135
Refunding and Improvement, 5.00%, 1/01/33	1,470,000	1,783,727
Refunding and Improvement, 4.00%, 1/01/40	4,000,000	4,266,640
Knoxville Wastewater System Revenue, Improvement, Refunding, Series A, 4.00%, 4/01/42	5,000,000	5,303,300
Lawrenceburg PBA, GO, Electric System, Refunding, AMBAC Insured, 5.00%, 7/01/22	2,440,000	2,743,853
Loudon Water and Sewer Revenue,
Exempt Facility, Series A, 4.00%, 3/01/28	1,000,000	1,053,450
Exempt Facility, Series A, 5.00%, 3/01/32	1,300,000	1,468,402
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38.	2,665,000	3,010,944
Maryville Water and Sewer Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38	5,500,000	5,883,570
Maury County GO, Public Improvement, Refunding, 4.00%, 4/01/34	1,775,000	1,975,770
Memphis Electric System Revenue, 5.00%, 12/01/34	1,000,000	1,211,550
Memphis GO,
General Improvement, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,198,807
General Improvement, Refunding, 5.00%, 5/01/36	4,135,000	4,762,610
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,871,675
Refunding, Series D, 5.00%, 7/01/25.	3,000,000	3,473,280
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,601,150
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,860,591
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Refunding, Series B,
5.375%, 11/01/29	5,000,000	5,695,600
Metropolitan Government of Nashville and Davidson County Electric System Revenue,
Series A, 5.00%, 5/15/36	3,500,000	4,031,685
Series A, 5.00%, 5/15/39	4,000,000	4,754,960
Series A, Pre-Refunded, 5.00%, 5/15/33	3,000,000	3,243,900
Metropolitan Government of Nashville and Davidson County GO,
Improvement, Series A, Pre-Refunded, 5.00%, 1/01/33	5,000,000	6,134,350
[a] Refunding, 4.00%, 1/01/33	5,000,000	5,736,400
Series B, Pre-Refunded, 5.00%, 8/01/25	5,000,000	5,036,500
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
Revenue,
Series A, 5.00%, 7/01/46	4,000,000	4,653,400
Vanderbilt University, Refunding, Series A, 5.50%, 10/01/29	2,670,000	3,062,250
Vanderbilt University, Series A, Pre-Refunded, 5.50%, 10/01/29	830,000	951,055
Vanderbilt University, Series B, Pre-Refunded, 5.00%, 10/01/39	9,000,000	10,181,610
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/38	3,000,000	3,486,720
Public Improvement, Ballpark Project, Series A, 5.00%, 8/01/43	2,075,000	2,402,808
Metropolitan Nashville Airport Authority Revenue, Improvement, Series A, 5.00%, 7/01/45	4,000,000	4,722,080

38 Annual Report

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FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value

Municipal Bonds (continued)
Tennessee (continued)
Pigeon Forge IDB Revenue, Public Facility, 5.00%, 6/01/34	$1,250,000	$1,435,737
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior Credit Group,
Series C, 5.00%, 11/15/40.	10,000,000	11,201,100
Shelby County Health Educational and Housing Facility Board Revenue,
Baptist Memorial Health Care, Series A, 5.00%, 9/01/19	3,015,000	3,349,906
Educational Facilities, Rhodes College, 5.00%, 8/01/40.	750,000	890,490
Educational Facilities, Rhodes College, 5.50%, 8/01/40.	5,000,000	5,862,000
Educational Facilities, Rhodes College, 5.00%, 8/01/45.	1,700,000	2,009,349
Methodist Healthcare, Series B, AGMC Insured, Pre-Refunded, 5.25%, 9/01/27.	5,000,000	5,381,900
St. Jude Children’s Research Hospital, Refunding, 5.00%, 7/01/36	5,000,000	5,014,650
South Blount County Utility District Waterworks Revenue,
Refunding and Improvement, AGMC Insured, 5.00%, 12/01/33	1,000,000	1,118,910
Refunding and Improvement, AGMC Insured, 5.25%, 12/01/39	3,310,000	3,708,822
Tennessee HDA Residential Financing Program Revenue, Issue 1C, 4.00%, 7/01/43	2,430,000	2,605,519
Tennessee HDA Revenue,
Homeownership Program, Series 1, 5.00%, 7/01/29	985,000	1,026,695
Homeownership Program, Series 2C, 3.80%, 7/01/43	1,645,000	1,768,095
Tennessee State School Bond Authority Revenue,
Higher Educational Facilities, Second Program, Refunding, Series B, 5.00%, 11/01/40	10,000,000	12,075,400
Higher Educational Facilities, Second Program, Refunding, Series B, 5.00%, 11/01/45	5,000,000	6,020,950
Higher Educational Facilities, Second Program, Series A, Pre-Refunded, 5.00%, 5/01/39	3,000,000	3,348,930
Higher Educational Facilities, Second Program, Series B, Pre-Refunded, 5.50%, 5/01/38	4,000,000	4,356,600
West Wilson Utility District of Wilson County Water Revenue,
5.00%, 6/01/33	3,000,000	3,450,390
Refunding & Improvement, 5.00%, 6/01/40	1,545,000	1,828,446
		287,529,919

U.S. Territories 4.5%
Guam 1.7%
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement, Asset-Backed,
Refunding, 5.25%, 6/01/32	1,475,000	1,482,936
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%, 12/01/29	3,205,000	3,610,272
		5,093,208

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Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS

Franklin Tennessee Municipal Bond Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico 2.8%
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	$5,000,000	$2,950,000
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41.	2,000,000	1,092,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 6.50%, 8/01/44	7,500,000	3,084,375
first subordinate, Series C, 5.50%, 8/01/40	4,000,000	1,630,000
		8,756,875
Total U.S. Territories		13,850,083
Total Municipal Bonds (Cost $287,593,409) 98.1%		301,380,002
Other Assets, less Liabilities 1.9%		5,913,553
Net Assets 100.0%		$307,293,555

See Abbreviations on page 52.

aSecurity purchased on a when-issued basis. See Note 1(b).

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUNICIPAL SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
May 31, 2016

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Assets:
Investments in securities:
Cost	$2,103,197,799	$287,593,409
Value.	$2,351,682,844	$301,380,002
Cash	106,147,388	7,641,228
Receivables:
Capital shares sold	4,547,342	886,765
Interest	25,775,149	3,825,589
Affiliates	62,521	—
Other assets	1,218	156
Total assets	2,488,216,462	313,733,740
Liabilities:
Payables:
Investment securities purchased	24,909,243	5,688,600
Capital shares redeemed	4,565,726	443,270
Management fees	951,409	137,193
Distribution fees	328,487	25,798
Transfer agent fees	139,802	20,605
Distributions to shareholders	1,479,413	74,938
Accrued expenses and other liabilities.	126,652	49,781
Total liabilities	32,500,732	6,440,185
Net assets, at value	$2,455,715,730	$307,293,555
Net assets consist of:
Paid-in capital	$2,304,200,233	$300,472,041
Undistributed net investment income	3,126,930	450,309
Net unrealized appreciation (depreciation)	248,485,045	13,786,593
Accumulated net realized gain (loss)	(100,096,478)	(7,415,388)
Net assets, at value	$2,455,715,730	$307,293,555
Class A:
Net assets, at value	$1,442,702,939	$307,293,555
Shares outstanding.	130,027,250	26,858,373
Net asset value per share[a]	$11.10	$11.44
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.59	$11.95
Class C:
Net assets, at value	$377,549,964
Shares outstanding.	33,797,238
Net asset value and maximum offering price per share	$11.17
Advisor Class:
Net assets, at value	$635,462,827
Shares outstanding.	57,158,434
Net asset value and maximum offering price per share	$11.12

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report 41

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended May 31, 2016

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Investment income:
Interest	$99,922,651	$12,549,021
Expenses:
Management fees (Note 3a)	10,270,507	1,573,266
Distribution fees: (Note 3c)
Class A	1,352,906	294,599
Class C	2,221,862	—
Transfer agent fees: (Note 3e)
Class A	494,614	126,084
Class C	124,538	—
Advisor Class.	193,448	—
Custodian fees	18,965	2,616
Reports to shareholders	62,837	11,267
Registration and filing fees	70,048	7,081
Professional fees	201,430	58,398
Trustees’ fees and expenses	61,771	8,317
Other	729,326	25,756
Total expenses	15,802,252	2,107,384
Net investment income	84,120,399	10,441,637
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(3,670,661)	(1,191,121)
Net change in unrealized appreciation (depreciation) on investments	98,799,680	2,575,461
Net realized and unrealized gain (loss)	95,129,019	1,384,340
Net increase (decrease) in net assets resulting from operations	$179,249,418	$11,825,977

42 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN MUNICIPAL SECURITIES TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Year Ended May 31,		Year Ended May 31,
	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$84,120,399	$80,336,132	$10,441,637	$10,135,430
Net realized gain (loss)	(3,670,661)	5,162,029	(1,191,121)	(324,127)
Net change in unrealized appreciation (depreciation)	98,799,680	35,837,571	2,575,461	(1,922,664)
Net increase (decrease) in net assets resulting from
operations	179,249,418	121,335,732	11,825,977	7,888,639
Distributions to shareholders from:
Net investment income:
Class A	(52,806,784)	(53,034,252)	(10,343,510)	(10,170,322)
Class C	(11,394,081)	(11,238,791)	—	—
Advisor Class	(21,295,565)	(17,287,886)	—	—
Total distributions to shareholders	(85,496,430)	(81,560,929)	(10,343,510)	(10,170,322)
Capital share transactions: (Note 2)
Class A	92,169,914	64,853,862	12,230,945	22,719,591
Class C	36,708,855	41,310,047	—	—
Advisor Class	138,044,150	151,663,957	—	—
Total capital share transactions	266,922,919	257,827,866	12,230,945	22,719,591
Net increase (decrease) in net assets	360,675,907	297,602,669	13,713,412	20,437,908
Net assets:
Beginning of year	2,095,039,823	1,797,437,154	293,580,143	273,142,235
End of year.	$2,455,715,730	$2,095,039,823	$307,293,555	$293,580,143
Undistributed net investment income included in net assets:
End of year.	$3,126,930	$5,806,673	$450,309	$352,918

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The accompanying notes are an integral part of these financial statements. | Annual Report 43

FRANKLIN MUNICIPAL SECURITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A
Franklin Tennessee Municipal Bond Fund
Class A, Class C & Advisor Class
Franklin California High Yield Municipal Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

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FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

c. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At May 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended May 31, 2016
Shares sold	30,832,731	$332,124,577	3,943,392	$44,794,337
Shares issued in reinvestment of distributions	4,080,352	44,055,673	817,838	9,280,939
Shares redeemed	(26,391,263)	(284,010,336)	(3,691,266)	(41,844,331)
Net increase (decrease)	8,521,820	$92,169,914	1,069,964	$12,230,945
Year ended May 31, 2015
Shares sold	28,917,496	$307,735,923	4,401,520	$50,647,129
Shares issued in reinvestment of distributions	4,002,390	42,528,258	759,985	8,741,901
Shares redeemed	(26,903,050)	(285,410,319)	(3,190,560)	(36,669,439)
Net increase (decrease)	6,016,836	$64,853,862	1,970,945	$22,719,591
Class C Shares:
Year ended May 31, 2016
Shares sold	6,876,895	$74,909,800
Shares issued in reinvestment of distributions	808,943	8,791,576
Shares redeemed	(4,335,827)	(46,992,521)
Net increase (decrease)	3,350,011	$36,708,855
Year ended May 31, 2015
Shares sold	6,546,407	$69,976,837
Shares issued in reinvestment of distributions	800,399	8,562,458
Shares redeemed	(3,480,379)	(37,229,248)
Net increase (decrease)	3,866,427	$41,310,047
Advisor Class Shares:
Year ended May 31, 2016
Shares sold	20,333,235	$220,443,000
Shares issued in reinvestment of distributions	1,270,053	13,749,421
Shares redeemed	(8,901,598)	(96,148,271)
Net increase (decrease)	12,701,690	$138,044,150
Year ended May 31, 2015
Shares sold	19,382,205	$205,805,608
Shares issued in reinvestment of distributions	990,180	10,559,655
Shares redeemed	(6,102,813)	(64,701,306)
Net increase (decrease)	14,269,572	$151,663,957

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended May 31, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin	Franklin
California	Tennessee
High Yield	Municipal
Municipal Fund	Bond Fund

0.461%	0.535%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, Franklin California High Yield Municipal Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Reimbursement Plans:
Class A	0.15%	0.15%
Compensation Plans:
Class C	0.65%	—

Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds for Class A.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$333,565	$84,024
CDSC retained	$76,380	$64

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended May 31, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Transfer agent fees	$240,264	$30,808

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

f. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. Purchases and sales for the year ended May 31, 2016, were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Purchases	$50,478,000	$ —
Sales	$—	$ —

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At May 31, 2016, the capital loss carryforwards were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund
Capital loss carryforwards subject to expiration:
2017	$5,767,799	$810,129
2018	32,781,484	–
2019	21,604,912	–
Capital loss carryforwards not subject to expiration:
Short term	23,746,678	3,538,963
Long term	15,507,537	3,066,296
Total capital loss carryforwards	$99,408,410	$7,415,388

On May 31, 2016, Franklin California High Yield Municipal Fund had expired capital loss carryforwards of $1,572,273, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2016 and 2015, was as follows:

	Franklin California		Franklin Tennessee
	High Yield Municipal Fund		Municipal Bond Fund
	2016	2015	2016	2015
Distributions from tax exempt income	$85,496,430	$81,560,929	$10,343,510	$10,170,322

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

At May 31, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Cost of investments	$2,101,831,453	$287,411,551

Unrealized appreciation	$292,426,569	$22,959,770
Unrealized depreciation	(42,575,178)	(8,991,319)
Net unrealized appreciation (depreciation)	$249,851,391	$13,968,451

Undistributed tax exempt income	$2,512,991	$343,388
Undistributed ordinary income	117,820	—
Distributable earnings.	$2,630,811	$343,388

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2016, were as follows:

	Franklin	Franklin
	California	Tennessee
	High Yield	Municipal
	Municipal Fund	Bond Fund

Purchases	$465,571,985	$31,078,546
Sales	$247,466,444	$13,006,938

6. Credit Risk

At May 31, 2016, Franklin California High Yield Municipal Fund had 27.55% of its portfolio invested in high yield securities, rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS

8. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended May 31, 2016, the Funds did not use the Global Credit Facility.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of May 30, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin California High Yield Municipal Fund
Assets:
Investments in Securities:
Common Stocks and Other Equity Interests	$—	$—	$611,323	$611,323
Corporate Bonds	—	3,997,292	—	3,997,292
Municipal Bonds	—	2,228,102,479	1,093,750	2,229,196,229
Short Term Investments	—	117,878,000	—	117,878,000
Total Investments in Securities	$—	$2,349,977,771	$1,705,073	$2,351,682,844

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Franklin Tennessee Municipal Bond Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$301,380,002	$—	$301,380,002

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	GNMA	Government National Mortgage Association
ABAG	The Association of Bay Area Governments	GO	General Obligation
AD	Assessment District	HDA	Housing Development Authority/Agency
AGMC	Assured Guaranty Municipal Corp.	IDB	Industrial Development Bond/Board
AMBAC	American Municipal Bond Assurance Corp.	MFHR	Multi-Family Housing Revenue
BAM	Build America Mutual Assurance Co.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	PBA	Public Building Authority
CFD	Community Facilities District	PFA	Public Financing Authority
COP	Certificate of Participation	PFAR	Public Financing Authority Revenue
CRDA	Community Redevelopment Authority/Agency	PIK	Payment-In-Kind
CSD	Central School District	PUD	Public Utility District
ETM	Escrow to Maturity	RDA	Redevelopment Agency/Authority
FGIC	Financial Guaranty Insurance Co.	UHSD	Unified/Union High School District
FHA	Federal Housing Authority/Agency	USD	Unified/Union School District
FICO	Financing Corp.	XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Municipal Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the "Fund") at May 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 15, 2016

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2016. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2017, shareholders will be notified of amounts for use in preparing their 2016 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006)
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale,FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Trust’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Franklin Municipal Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk controls pricing and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilized data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion

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of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests, as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge report prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2015, and the previous 10 years ended that date. The following summarizes the performance results for each of the Funds.

Franklin California High Yield Municipal Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return during 2015, as shown in the Broadridge report, and during the previous three-, five- and 10-year periods on an annualized basis to be in the highest quintile of its performance universe. The Broadridge report showed the Fund’s total return during 2015 to be in the highest performing quintile of its Lipper performance universe and on an annualized basis to also be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Broadridge report.

Franklin Tennessee Municipal Bond Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return in 2015, as shown in the Broadridge report, to be in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis to also be in the second-highest quintile of such universe. The Broadridge report showed the Fund’s total return during 2015 to be in the lowest performing quintile of its Lipper performance universe, and on an annualized basis to be in the second-lowest performing quintile of its performance universe for the previous three-year period and the middle performing quintile of such universe for the previous five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Broadridge report given its income-oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, were shown by Lipper for Fund Class A shares for funds with multiple classes of shares. The Broadridge report for Franklin California High Yield Municipal Fund showed its contractual investment management fee rate to be below the median of its Lipper expense group, and its actual total expense ratio to be the second least expensive within such expense group. The Broadridge report for Franklin Tennessee Municipal Bond Fund showed its contractual investment management fee rate to be 2.1 basis points above the median of its Lipper expense group, but its actual total expense ratio to be the least expensive

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within such expense group. The Board was satisfied with the comparative expenses of both Funds.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the management contract for each Fund provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; and 0.45% on the next $7.25 billion of net assets with additional breakpoints continuing thereafter until reaching a final breakpoint of 0.36% for net assets in excess of $20 billion. As of December 31, 2015, the net assets of Franklin California High Yield Municipal Fund had increased to approximately $2.24 billion and those of Franklin Tennessee Municipal Bond Fund had increased to approximately $291 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and

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Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $71,257 for the fiscal year ended May 31, 2016 and $70,983 for the fiscal year ended May 31, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $957 for the fiscal year ended May 31, 2016 and $0 for the fiscal year ended May 31, 2015.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $663,151 for the fiscal year ended May 31, 2016 and $9,000 for the fiscal year ended May 31, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $664,108 for the fiscal year ended May 31, 2016 and $9,000 for the fiscal year ended May 31, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.               N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.                                              N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.              N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  July 27, 2016

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  July 27, 2016